                                                                  Exhibit 10.141

                               SECURITY AGREEMENT
                      (LAKES IOWA MANAGEMENT - NEW PROJECT)

          This Security Agreement is made and entered into on January 27, 2005, by and between the Iowa Tribe of Oklahoma, a federally-chartered corporation (hereinafter referred to as "Iowa Corp" or "Debtor"), created pursuant to
Section 3 of the Oklahoma Indian Welfare Act of June 26, 1936 (49 Stat. 1967), as issued on January 4, 1938 by the Secretary of the Interior and ratified on February 5, 1938 located in Iowa Indian Country within the physical boarders of the State of Oklahoma, with business offices located at RR 1, P.O. Box 721, Perkins, Oklahoma 74059, the Iowa Tribe of Oklahoma ("Iowa Tribe"), a federally-recognized tribe with a Constitution approved and ratified under the Oklahoma Indian Welfare Act, and Lakes Iowa Management, LLC, a Minnesota limited liability company (hereinafter referred to as "Lakes" or "Secured Party"), whose business office is located at 130 Cheshire Lane, Minnetonka, Minnesota 55305.

                                    RECITALS

     WHEREAS, the Debtor is a federally-chartered corporation created pursuant to Section 3 of the Oklahoma Indian Welfare Act of June 26, 1936 (49 Stat. 1967) under a federal charter issued to the Iowa Tribe of Oklahoma, a federally recognized tribe eligible for the special programs and services provided by the United States to Indians because of their status as Indians and is recognized as possessing powers of self-government.

     WHEREAS, the United States government holds lands in the State of Oklahoma in trust for the benefit of the Iowa Tribe over which the Iowa Tribe possesses sovereign governmental powers and the Iowa Tribe holds or intends to acquire interests in lands which constitute "Indian lands" upon which the Iowa Tribe may legally conduct gaming under applicable federal law.

     WHEREAS, Secured Party has entered into an agreement with Debtor and the Iowa Tribe dated January 27, 2005 (as amended from time to time, the "Management Contract"), pursuant to which Lakes is to manage the Project's Gaming Facility and related Ancillary Facilities owned by Debtor.

     WHEREAS, pursuant to the Management Contract, Secured Party will, among other things, advance funds to Debtor.

     WHEREAS, as a material inducement to Secured Party to enter into the Management Contract, the Debtor and the Iowa Tribe has agreed to execute this Security Agreement in favor of Secured Party and to grant a security interest to Secured Party in all of its right, title and interest in the property described herein.

                                    AGREEMENT

     NOW THERFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. CREATION OF SECURITY INTEREST. The Debtor and the Iowa Tribe hereby assign, pledge and grant to Secured Party, for and on behalf of Secured Party itself and its Affiliates, a security interest in the Debtor' and the Iowa Tribe's right, title and interest in and to the collateral described in Section 2 hereinbelow in each case whether now owned or hereafter acquired by Debtor or the Iowa Tribe in order to secure the payment and performance of the obligations of Debtor and/or the Iowa Tribe to Secured Party described in Section 3 herein below. On the date of execution of this Agreement, Debtor and the Iowa Tribe shall cause to be delivered to Secured Party: (a) such financing statements and similar documents necessary to perfect the security interest granted to Secured Party pursuant to this Agreement (the "Financing Statements"), and (b) a legal opinion in form and substance reasonably acceptable to Secured Party, opining as to the due authorization, execution, delivery and enforceability of this Agreement and the Financing Statements by Debtor, together with opinions as to Debtor's and the Iowa Tribe's sovereign immunity waiver and non-contravention with laws and agreements.

     2. COLLATERAL. The Collateral under this Security Agreement includes all of the following assets of the Debtor which are or are to be installed, attached, and/or used upon or in connection with, relate to or arise from (including without limitation the ownership and/or operation of) the Project, the Gaming Facility Site and/or the Project Facilities, each whether now owned or hereafter acquired (collectively all of the following property and similar or after-acquired property under this Section 2 being hereinafter referred to as the "Collateral").

          (a) any Furnishings and Equipment (as defined in the Management Contract); and

each of the foregoing whether now owned or hereafter at any time acquired by Debtor and wherever located, and includes all replacements, additions, parts, appurtenances, accessions, substitutions, repairs, proceeds, products, offspring, rents and profits, license rights and software attached or relating thereto or therefrom, and all documents, records, ledger sheets and files of Debtor relating thereto; together further with all proceeds of any such Collateral, including, without limitation (i) whatever is now or hereafter receivable or received by Debtor upon the sale, exchange, collection or other disposition of any item of Collateral, whether voluntary or involuntary, whether such proceeds constitute equipment, intangibles, or other assets; (ii) any such items which are now or hereafter acquired by Debtor with any proceeds of Collateral hereunder; (iii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; and (iii) any insurance proceeds or any payments under any indemnity, warranty or guaranty now or hereafter payable by reason of loss or damage or otherwise with respect to any item of Collateral or any proceeds thereof.

          Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Management Contract and each category of Collateral that is defined under the UCC shall have the meanings set forth therein. As they are used in this Agreement, the terms listed below shall have the following meanings:

          "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Oklahoma.

     3. SECURED OBLIGATIONS OF DEBTOR AND THE IOWA TRIBE. The Collateral secures and shall hereafter secure the following, whether now existing or hereafter incurred: (i) all loans, compensation, fees, expenses and other amounts owing by (a) Debtor and/or the Iowa Tribe to Secured Party or its Affiliates under or with respect to the Operating Note, and each of the other Transaction Documents (as each of such terms are defined in the Management Contract), and (b) the Iowa Tribe to Secured Party or its Affiliates under or with respect to the Tribal Agreement or any other document or agreement executed in favor of Secured Party or its Affiliates by the Iowa Tribe in connection with the Project, each of the foregoing, whether now existing or hereafter incurred or arising, (ii) any and all sums advanced by Secured Party in order to preserve the Collateral or preserve Secured Party's security interest in the Collateral (or the priority thereof) and (iii) the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of Debtor or the Iowa Tribe referred to above, or of any exercise by Secured Party of its rights hereunder, together with reasonable attorneys' fees and disbursements and court costs (collectively, the "Secured Obligations"); PROVIDED HOWEVER, Secured Party agrees to terminate this Security Agreement upon request if Debtor has satisfied the following conditions: (a) all Secured Obligations have been repaid in full to Secured Party and Secured Party has no further obligation, if any, to make advances under the Management Contract with respect thereto, and (b) the Management Contract has been terminated in accordance with its terms.

          All payments and performance by Debtor and the Iowa Tribe with respect to any Secured Obligations shall be in accordance with the terms under which said indebtedness, obligations and liabilities were or are hereafter incurred or created.

     4. REPRESENTATIONS AND WARRANTIES OF DEBTOR AND THE IOWA TRIBE . The Debtor and the Iowa Tribe represent and warrant that:

          (a) the Debtor and the Iowa Tribe are (or, to the extent that the Collateral is acquired after the date hereof, will be) the sole legal and beneficial owner of its respective Collateral and has exclusive possession and control thereof; there are no security interests in, liens, charges or encumbrances on, or adverse claims of title to, or any other interest whatsoever in, such Collateral or any portion thereof except such liens permitted by and subject to the terms of Section 2.23 of the Management Contract and that are created by this Security Agreement ("Permitted Liens"); and that no financing statement, notice of lien, mortgage, deed of trust or instrument similar in effect covering the Collateral or any portion thereof or any proceeds thereof ("Lien Notice") exists or is on file in any public office, except as relates to Permitted Liens and except as may have been filed in favor of Secured Party relating to this Security Agreement or related agreements, or for which duly executed termination statements have been delivered to Secured Party for filing;

          (b) the Debtor and the Iowa Tribe have full right, power and authority to execute, deliver and perform this Security Agreement. This Security Agreement constitutes a legally valid and binding obligation of the Debtor and the Iowa Tribe, enforceable against each in accordance with its terms subject to any limitations set forth in the Resolutions of Limited Waiver of each attached to the Management Contract. Subject to the completion of the items identified in
Section 4(c) below, the provisions of this Security Agreement are effective to create in favor of Secured Party a valid and enforceable first, prior and perfected security interest in the Collateral;

          (c) except for the filing or recording of the financing statements and fixture filings that are to be filed in connection with this Security Agreement, no authorization, approval or other action by, no notice to or registration or filing with, any person or entity, including without limitation, any stockholder or creditor of Debtor or the Iowa Tribe or any governmental authority or regulatory body is required, except as may be agreed to by Debtor or the Iowa Tribe and Secured Party: (i) for the grant by the Debtor and the Iowa Tribe of the security interest in the Collateral pursuant to this Security Agreement or for the execution, delivery or performance of this Security Agreement by the Debtor and the Iowa Tribe, (ii) for the perfection or maintenance of such security interest created hereby, including the first priority nature of such security interest, or the exercise by Secured Party of the rights and remedies provided for in this Security Agreement (other than any required governmental consent or filing with respect to any patents, trademarks, copyrights, governmental claims, tax refunds, licenses or permits and the exercise of remedies requiring prior court approval), or (iii) for the enforceability of such security interest against third parties, including, without limitation, judgment lien creditors;

          (d) Debtor and the Iowa Tribe do not do business, and for the previous five years has not done business, under any fictitious business names or trade names;

          (e) the Collateral has not been and will not be used or bought by Debtor or the Iowa Tribe for personal, family or household purposes;

          (f) the Debtor's chief executive office is located at the address referenced as the first page of this Agreement, Debtor has no places of business other than such address and the locations described on Exhibit A attached hereto and the Collateral is now and will at all times hereafter be located at such premises or as Debtor may otherwise notify Secured Party in writing;

          (g) Intentionally omitted;

          (h) Debtor has not purchased any Collateral, other than for cash, within twenty-one (21) days prior to the date hereof;

          (i) all originals of all promissory notes, other instruments or chattel paper which evidence Collateral (other than checks received by Debtor in the ordinary course of business) have been delivered to Secured Party (with all necessary or appropriate endorsements); and

          (j) none of the execution, delivery and performance of this Security Agreement by Debtor or the Iowa Tribe, the consummation of the transactions herein contemplated, the fulfillment of the terms hereof or the exercise by Secured Party of any rights or remedies hereunder will constitute or result in a breach of any of the terms or provisions of, or constitute a default under, or constitute an event which with notice or lapse of time or both will result in a breach of or constitute a default under, any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Debtor or the Iowa Tribe is a party, conflict with or require approval, authorization, notice or consent under any law, order, rule, regulation, license or permit applicable to Debtor or the Iowa Tribe of any court or any federal or state government, regulatory body or administrative agency, or any other governmental body having jurisdiction over Debtor or the Iowa Tribe or their properties, or require notice, consent, approval or authorization by or registration or filing with any person or entity (including, without limitation, any stockholder or creditor of Debtor) other than any notices to Debtor or the Iowa Tribe from Secured Party required hereunder except as may be agreed to by Debtor or the Iowa Tribe and Secured Party. Except for the Permitted Liens, none of the Collateral is subject to any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Debtor or the Iowa Tribe is a party that may restrict or inhibit Secured Party's rights or ability to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default (as defined herein).

     5. COVENANTS OF DEBTOR AND THE IOWA TRIBE. The Debtor and the Iowa Tribe covenant and agree that:

          (a) Debtor will not move or permit to be moved the Collateral or any portion thereof to any location other than that set forth in Section 4(f) hereof or locations established in compliance with Section 5(b) hereof without the prior written consent of the Secured Party and the prior filing of a financing statement with the proper office and in the proper form to perfect or continue the perfection (without loss of priority) of the security interests created herein, which filing shall be satisfactory in form, substance and location to Secured Party prior to such filing;

          (b) Debtor will not voluntarily or involuntarily change its name, identity, corporate structure, or location of its chief executive office or any of its other places of business, unless in any such case: (i) Debtor shall have first received the prior written consent of Secured Party, (ii) Debtor shall have executed and caused to be filed financing statements with the proper offices and in the proper form to perfect or continue the perfection (without loss of priority) of the security interests created herein, which filing shall be satisfactory in form, substance and location to Secured Party prior to such filing, and (iii) Debtor shall have delivered to Secured Party any other documents required by Secured Party in a form and substance satisfactory to Secured Party;

          (c) Intentionally Omitted;

          (d) Debtor and the Iowa Tribe will promptly, and in no event later than 21 days after a request by Secured Party, procure or execute and deliver all further instruments and documents (including, without limitation, notices, legal opinions, financing statements, mortgagee waivers, landlord disclaimers and subordination agreements) necessary or appropriate to and take any other actions which are necessary or, in the judgment of Secured Party, desirable or appropriate to perfect or to continue the perfection, priority and enforceability of Secured Party's security interests in the Collateral, to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral, to protect the Collateral against the rights, claims or interests of third persons, or to effect or to assure further the purposes and provisions of this Security Agreement, and will pay all reasonable costs incurred in connection therewith. Without limiting the generality of the foregoing, Debtor will: (i) mark conspicuously each item of chattel paper and each other contract included in the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such chattel paper and other contracts are subject to the security interests granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable, which Secured Party may reasonably request in order to perfect and preserve the perfection and priority of the security interests granted or purported to be granted hereby; (iii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper (other than checks received by any Debtor in the ordinary course of business), deliver and pledge to Secured Party such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Secured Party; (iv) if any Collateral is at any time in the possession or control of any warehouseman, bailee, consignee or any of Debtor's agents or processors, Debtor shall notify such warehouseman, bailee, consignee, agent or processor of the security interests created or purported to be created hereby, shall cause such warehouseman, bailee, consignee, agent or processor to execute any financing statements or other documents which Secured Party may request, and, upon the request of Secured Party after the occurrence and during the continuation of an Event of Default, shall instruct such person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions; (v) deliver and pledge to Secured Party all securities and instruments (other than checks received by Debtor in the ordinary course of business) constituting Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignments, all in form and substance satisfactory to Secured Party; and (vi) at the request of Secured Party, deliver to Secured Party any and all certificates of title, applications for title or similar evidence of ownership of all Collateral and shall cause Secured Party to be named as lienholder on any such certificate of title or other evidence of ownership;

          (e) without the prior written consent of Secured Party, Debtor and the Iowa Tribe will not in any way encumber, or hypothecate, or create or permit to exist, any lien, security interest, charge or encumbrance or adverse claim upon or other interest in the Collateral, except for Permitted Liens, and the Debtor and the Iowa Tribe will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, except as expressly provided herein. Debtor and the Iowa Tribe will not permit any Lien Notices to exist or be on file in any public office with respect to all or any portion of the Collateral except, in each case, for Lien Notices of holders of Permitted Liens or except as may have been filed by or for the benefit of Secured Party relating to this Security Agreement or related agreements. Debtor and the Iowa Tribe shall promptly notify Secured Party of any attachment or other legal process levied against any of the Collateral and any information received by any Debtor or the Iowa Tribe relative to the Collateral, which may in any material way affect the value of the Collateral or the rights and remedies of Secured Party in respect thereto;

          (f) without the prior written consent of Secured Party, Debtor or the Iowa Tribe will not sell, transfer, assign (by operation of law or otherwise), exchange or otherwise dispose of all or any portion of the Collateral or any interest therein, except that the Debtor or the Iowa Tribe may sell worn-out or obsolete equipment provided that the proceeds thereof are applied to the Secured Obligations or used to purchase new collateral of equal or greater value and the Secured Party shall be granted a first priority security interest therein. If the proceeds of any such prohibited sale are notes, instruments, documents of title, letters of credit or chattel paper, such proceeds shall be promptly delivered to Secured Party to be held as Collateral hereunder (with all necessary or appropriate endorsements). If the Collateral, or any part thereof or interest therein, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of Secured Party shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and Debtor and the Iowa Tribe will hold the proceeds thereof in a separate account for Secured Party's benefit. Debtor or the Iowa Tribe will, at Secured Party's request, transfer such proceeds to Secured Party in kind;

          (g) Secured Party is hereby authorized to file one or more financing statements or fixture filings, and continuations thereof and amendments thereto, relative to all or any part of the Collateral, without the signature of Debtor or the Iowa Tribe where permitted by law;

          (h) Except as expressly permitted by the Management Contract, Debtor and the Iowa Tribe will not enter into any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement, except for the Management Contract and any documents, instruments or agreements related thereto or issue any securities which may materially restrict or inhibit Secured Party's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default;

          (i) The Debtor shall cause to be maintained insurance with respect to the Project and Collateral as required by the Management Contract and naming Secured Party as an additional insured, loss payee and mortgagee, if applicable. Upon request, the Debtor shall provide to the Secured Party certificates of insurance or copies of insurance policies evidencing that such insurance satisfying the requirements of such Management Contract is in effect at all times;

          (j) Except as expressly permitted by the Management Contract, the Debtor and the Iowa Tribe will pay and discharge all taxes, assessments and governmental charges or levies against the Collateral prior to delinquency thereof and will keep the Collateral free of all unpaid claims and charges (including claims for labor, materials and supplies) whatsoever;

          (k) Debtor and the Iowa Tribe will keep and maintain the Collateral in good condition, working order and repair and from time to time will make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable toward such end. Debtor and the Iowa Tribe will not misuse or abuse the Collateral, or waste or allow it to deteriorate except for the ordinary wear and tear of its normal and expected use in Debtor's business in accordance with Debtor's policies as then in effect (provided that no changes are made to Debtor's policies as in effect on the date hereof that would be materially adverse to the interests of the Secured Party), and will comply with all laws, statutes and regulations pertaining to the use or ownership of the Collateral. Debtor or the Iowa Tribe will promptly notify Secured Party regarding any material loss or damage to any material Collateral or portion thereof;

          (l) The Debtor will take all actions consistent with reasonable business judgment or, upon the occurrence of an Event of Default, directed by Secured Party in Secured Party's sole and absolute discretion, to create, preserve and enforce any liens or guaranties available to secure or guarantee payments due Debtor under any contracts or other agreements with third parties which constitute Collateral, will not voluntarily permit any such payments to become more than thirty (30) days delinquent and will in a timely manner record and assign to Secured Party, to the extent and at the earliest time permitted by law, any such liens and rights to under such guaranties;

          (m) Intentionally omitted;

          (n) Intentionally omitted;

          (o) Secured Party shall have during normal business hours, with reasonable notice, the right to enter into and upon any premises where any of the Collateral or records with respect thereto are located for the purpose of inspecting the same, performing any audit, making copies of records, observing the use of any part of the Collateral, or otherwise protecting its security interest in the Collateral;

          (p) Secured Party shall have the right at any time, but shall not be obligated, to make any payments and do any other acts Secured Party may deem necessary or desirable to protect its security interest in the Collateral, including, without limitation, that after the occurrence of an Event of Default the right to pay, purchase, contest or compromise any encumbrance, charge or lien (including any Permitted Liens) applicable or purported to be applicable to any Collateral hereunder, and whether prior to or after the occurrence of any Event of Default, appear in and defend any action or proceeding purporting to affect its security interest in and/or the value of any Collateral, and in exercising any such powers or authority, the right to pay all expenses incurred in connection therewith, including attorneys' fees. Debtor and the Iowa Tribe hereby agree that each shall be bound by any such payment made or incurred or act taken by Secured Party hereunder and shall reimburse Secured Party for all reasonable payments made and expenses incurred under this Security Agreement, which amounts shall be secured under this Security Agreement. Secured Party shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts;

          (q) if Debtor shall become entitled to receive or shall receive any certificate, instrument, option or rights, whether as an addition to, in substitution of, or in exchange for any or all of the Collateral or any part thereof, or otherwise, Debtor shall accept any such instruments as Secured Party's agent, shall hold them in trust for Secured Party, and shall deliver them forthwith to Secured Party in the exact form received, with Debtor's endorsement when necessary or appropriate, or accompanied by duly executed instruments of transfer or assignment in blank or, if requested by Secured Party, an additional pledge agreement or security agreement executed and delivered by Debtor, all in form and substance satisfactory to Secured Party, to be held by Secured Party, subject to the terms hereof, as additional Collateral to secure the obligations hereunder;

          (r) Secured Party is hereby authorized to pay all reasonable costs and expenses incurred in the exercise or enforcement of its rights hereunder, including attorneys' fees, and to apply any Collateral or proceeds thereof against such amounts, and then to credit or use any further proceeds of the Collateral in accordance herewith; provided however that if the Debtor is the prevailing party in any action or proceeding seeking enforcement of this Agreement, then the Debtor shall not be and Secured Party shall be responsible for such related costs and expenses; and

          (s) Secured Party may take any actions permitted hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters.

     6. DEFAULTS AND REMEDIES

     6.1 EVENTS OF DEFAULT. Each of the following occurrences shall constitute an Event of Default:

          (a) Any material representation or warranty made by or on behalf of the Debtor or the Iowa Tribe herein or in any report, certificate or other document furnished by or on behalf of the Debtor or the Iowa Tribe pursuant to this Agreement shall prove to be false or misleading in any material respect when made or at any time shall fail to be true and correct in all material respects.

          (b) The Debtor or the Iowa Tribe shall default in the due observance or performance of any of its material obligations hereunder and such default shall continue for thirty (30) days (unless a shorter or longer cure period is provided under the terms of this Agreement) after written notice thereof has been sent to the Debtor or the Iowa Tribe by Secured Party; provided, however, that if the nature of such default (but specifically excluding defaults curable by the payment of money) is such that it is not possible to cure such breach within thirty (30) days, such 30-day period shall be extended for so long as the Debtor or the Iowa Tribe shall be using diligent efforts to effect a cure thereof but no more than an additional sixty (60) days.

          (c) A Material Breach (as defined in the Management Contract) or an "Event of Default" (as defined in any other Transaction Document) shall occur.

     6.2 REMEDIES. Upon the occurrence and continuation of an Event of Default hereunder, the Debtor expressly covenants and agrees that Secured Party may, at its option, in addition to other rights and remedies provided herein or otherwise available to it, without notice to or demand upon Debtor (except as otherwise required herein), exercise any one or more of the rights as set forth as follows:

          (a) declare all Secured Obligations to be immediately due and payable, whereupon all Secured Obligations shall become and be immediately due and payable;

          (b) if the Management Contract is terminated and either (i) the Commencement Date (as defined in the Management Contract) has not occurred, or
(ii) the Debtor does not or at any time fails to continue operations of Class II Gaming and/or Class III Gaming at the Project's Gaming Facility or any material portion of the Project Facilities, Secured Party may immediately take possession of any of the Collateral wherever it may be found or require the Debtor to assemble the Collateral or any part thereof and make it available at one or more places as Secured Party may designate, and to deliver possession of the Collateral or any part thereof to Secured Party, who shall have full right to enter upon any or all of Debtor's or the Iowa Tribe's places of business, premises and property to exercise Secured Party's rights hereunder; and without notice (except as specified below), sell the Collateral or any part thereof in one or more parcels at one or more public or private sales, at any of Secured Party's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as shall be commercially reasonable. The Debtor and the Iowa Tribe acknowledge and agree that, to the extent notice of sale shall be required by law, at least ten (10) days written notice to Debtor or the Iowa Tribe of the time and place of any public sale or of the date on or after which any private sale is to be made shall constitute reasonable notification. Any public sale shall be held at such time or times during ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Notwithstanding the foregoing, Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may, without notice or publication, adjourn any public or private sale, or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale or, with respect to a private sale, after which such sale may take place, and any such sale may, without further notice, be made at the time and place to which it was so adjourned or, with respect to a private sale, after which such sale may take place. Each purchaser at any such sale shall hold the property sold free from any claim or right on the part of Debtor or the Iowa Tribe, and the Debtor and the Iowa Tribe hereby waives, to the full extent permitted by law, all rights of stay and/or appraisal which Debtor or the Iowa Tribe now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Debtor or the Iowa Tribe also hereby waive any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. The parties hereto agree that the notice provisions, method, manner and terms of any sale, transfer or disposition of any Collateral in compliance with the terms set forth herein or any other provision of this Security Agreement are commercially reasonable;

          (c) exercise any or all of the rights and remedies provided for by the Oklahoma Uniform Commercial Code, applicable law or by other agreement, specifically including, without limitation, the right to recover the attorneys' fees and other expenses incurred by Secured Party in the enforcement of this Security Agreement or in connection with the Debtor's redemption of the Collateral; provided however that if the Debtor or the Iowa Tribe is the prevailing party in any action or proceeding seeking enforcement of this Agreement, then the Debtor or the Iowa Tribe shall not be and Secured Party shall be responsible for such related costs and expenses. Secured Party may exercise its rights under this Security Agreement independently of any other collateral or guaranty that Debtor or the Iowa Tribe may have granted or provided to Secured Party in order to secure payment and performance of the Secured Obligations, and Secured Party shall be under no obligation or duty to foreclose or levy upon any other collateral given by Debtor or the Iowa Tribe to secure any Secured Obligation or to proceed against any guarantor before enforcing its rights under this Security Agreement. The Debtor or the Iowa Tribe shall reimburse Secured Party upon demand for, or Secured Party may apply any proceeds of Collateral to, the reasonable costs and expenses (including attorneys' fees, transfer taxes and any other charges) incurred by Secured Party in connection with any sale, disposition, repair, replacement, alteration, addition, improvement or retention of any Collateral hereunder; provided however that if the Debtor or the Iowa Tribe is the prevailing party in any action or proceeding seeking enforcement of this Agreement, then the Debtor or the Iowa Tribe shall not be and Secured Party shall be responsible for such related costs and expenses;

          (d) the powers conferred on the Secured Party by this Section 6.2 and otherwise in this Agreement are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Secured Party nor any of their officers, directors, trustees, employees, representatives or agents shall, in the absence of willful misconduct or gross negligence, be responsible to the Debtor for any act or failure to act pursuant to this Section
6.2 or otherwise pursuant to this Agreement; and

          (e) the Secured Party's sole duty with respect to the custody, safekeeping and preservation of the Collateral, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for their own account. Neither the Secured Party nor any of their directors, officers, trustees, employees, representatives, or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor or otherwise.

     7. MISCELLANEOUS PROVISIONS

          (a) Notices. All notices, requests, approvals, consents and other communications required or permitted to be made hereunder shall, except as otherwise provided, be in writing and may be delivered personally or sent by telegram, telecopy, facsimile, telex, first class mail or overnight courier, postage prepaid, to the parties addressed as follows:

If to Debtor:           Iowa Tribe of Oklahoma
                        a federally-chartered corporation
                        RR 1, P.O. Box 721
                        Perkins. OK 74059
                        Attention: Chairman

     With a copy to:    David McCullough, Esq.
                        Doerner, Saunders, Daniel & Anderson, L.L.P.
                        211 N. Robinson Ave. Suite 501
                        Oklahoma City, OK 73102-7112

If to the Iowa Tribe:   Iowa Tribe of Oklahoma
                        a federally recognized Indian tribe
                        RR 1, P.O. Box 721
                        Perkins, OK 74059
                        Attention: Chairman

     With a copy to:    David McCullough, Esq.
                        Doerner, Saunders, Daniel & Anderson, L.L.P.
                        211 N. Robinson Ave. Suite 501
                        Oklahoma City, OK 73102-7112

If to Secured Party:    Lakes Iowa Management, LLC
                        130 Cheshire Lane
                        Minnetonka, MN
                        Attention: Timothy J. Cope

     With a copy to:    Kevin C. Quigley, Esq.
                        Hamilton Quigley Twait & Foley PLC
                        W1450 First National Bank Building
                        332 Minnesota Street
                        St. Paul, MN 55101-1314

          and           Brian J. Klein, Esq.
                        Maslon, Edelman, Borman & Brand, LLP
                        3300 Wells Fargo Center
                        90 South Seventh Street
                        Minneapolis, MN 55402-4140

Such notices, requests and other communications sent as provided hereinabove shall be effective when received by the addressee thereof, unless sent by registered or certified mail, postage prepaid, in which case they shall be effective exactly three (3) business days after being deposited in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other parties hereto in conformity with this section.

          (b) Headings. The various headings in this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof.

          (c) Amendments. This Security Agreement or any provision hereof may be changed, waived, or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (d) No Waiver. No failure on the part of Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any power, privilege or right under this Security Agreement or any related agreement shall operate as a waiver thereof nor shall any single or partial exercise by Secured Party of any power, privilege or right under this Security Agreement or any related agreement preclude any other or further exercise thereof or the exercise of any other power, privilege or right. The powers, privileges and rights in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law. No waiver by Secured Party of any default hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion.

          (e) Binding Agreement. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns. Subject to the terms of the Management Contract, neither Debtor nor the Iowa Tribe shall assign any of its interest under this Security Agreement without the prior written consent of Secured Party. Any purported assignment inconsistent with this provision shall, at the option of Secured Party, be null and void.

          (f) Entire Agreement. This Security Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant to determine the meaning of this Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          (g) Severability. If any provision or obligation of this Security Agreement should be found to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions and obligations or any other agreement executed in connection herewith, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby and shall nonetheless remain in full force and effect to the maximum extent permitted by law.

          (h) Survival of Provisions. All representations, warranties and covenants of Debtor and the Iowa Tribe contained herein shall survive the execution and delivery of this Security Agreement, and shall terminate only upon the termination of this Security Agreement pursuant to Subsection 7(k) hereof.

          (i) Power of Attorney. The Debtor and the Iowa Tribe hereby irrevocably appoint Secured Party its attorney-in-fact, which appointment is coupled with an interest, with full authority in the place and stead of Debtor and the Iowa Tribe and in the name of each, Secured Party or otherwise, from time to time in Secured Party's discretion (a) to execute and file financing and continuation statements (and amendments thereto and modifications thereof) on behalf and in the name of the Debtor and the Iowa Tribe with respect to the security interests granted or purported to be granted hereby, (b) to take any action and to execute any instrument which Secured Party may deem necessary or advisable to exercise its rights under Section 5(p) hereunder, and (c) upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

               (i) to obtain and adjust insurance required to be paid to Secured Party pursuant hereto;

               (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (i) and
(ii) above;

               (iv) to sell, convey or otherwise transfer any item of Collateral to any purchaser thereof; and

               (v) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

          (j) Counterparts. This Security Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by facsimile, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

          (k) Termination of Agreement. Unless earlier terminated pursuant to
Section 3 hereof, this Security Agreement and the security interest hereunder shall not terminate until full and final payment and performance of all indebtedness and obligations secured hereunder. At such time, Secured Party shall reassign and redeliver to Debtor or the Iowa Tribe all of the Collateral hereunder which has not been sold, disposed of, retained or applied by Secured Party in accordance with the terms hereof, and execute and deliver to Debtor or the Iowa Tribe such documents as Debtor may reasonably request to evidence such termination. Such reassignment and redelivery shall be without warranty by or recourse to Secured Party, and shall be at the expense of Debtor or the Iowa Tribe; provided, however, that this Security Agreement (including all representations, warranties and covenants contained herein) shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Secured Party in respect of the indebtedness and obligations secured hereunder is rescinded or must otherwise be restored or returned by Secured Party upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Debtor or the Iowa Tribe or any other person or upon or in connection with the appointment of any intervenor or conservator of, or trustee or similar official for, Debtor, or the Iowa Tribe or any other person or any substantial part of its assets, or otherwise, all as though such payments had not been made.

          (l) Sovereign Immunity Waiver; Arbitration; Submission to Jurisdiction. This Agreement constitutes the Security Agreement as defined and referred to in the Management Contract. As such and without limiting the scope of such agreements, the provisions of Section 9.10 and Article 10 of the Management Contract apply to this Agreement and are hereby incorporated by reference, including, without limitation, the limited sovereign immunity waiver, limitations on recourse and arbitration provisions contained therein and the Resolution of Limited Waiver attached thereto. This Agreement will be governed by the internal laws of the State of Oklahoma without giving effect to its conflict of laws principles. The parties hereto may not change the law governing this Agreement without express written consent of the Debtor and Secured Party.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered under seal by their respective undersigned duly authorized officers as of the date first above written.

                                        DEBTOR:
                                        IOWA TRIBE OF OKLAHOMA
ATTEST:                                 a federally-chartered corporation


By: /s/ Eugene Big Soldier Jr           By: /s/ Phoebe O'Dell
    ---------------------------------       ------------------------------------
Name: Eugene Big Soldier Jr             Name: Phoebe O'Dell
      -------------------------------         ----------------------------------
Its: Tribal Secretary                   Title: Chairperson
     --------------------------------          ---------------------------------


                                        IOWA TRIBE OF OKLAHOMA
ATTEST:                                 a federally recognized Indian tribe


By: /s/ Eugene Big Soldier Jr           By: /s/ Phoebe O'Dell
    ---------------------------------       ------------------------------------
Name: Eugene Big Soldier Jr             Name: Phoebe O'Dell
      -------------------------------         ----------------------------------
Its: Tribal Secretary                   Title: Chairperson
     --------------------------------          ---------------------------------


                                        SECURED PARTY:
ATTEST:                                 LAKES IOWA MANAGEMENT, LLC


By: /s/ Rob Wyre                        By: /s/ Timothy Cope
    ---------------------------------       ------------------------------------
Name: Rob Wyre                          Name: Timothy J. Cope
      -------------------------------   Title: President and
Its: SR. VP Ops                                Chief Financial Officer
     --------------------------------

                                    EXHIBIT A
                                       TO
                               SECURITY AGREEMENT
                           (IOWA COLLATERAL LOCATIONS)

1.   NEAR INTERSECTION OF STATE HIGHWAY 177 & U.S. HIGHWAY 66 WELLSTON, OKLAHOMA